UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2011

Item 1. Report to Stockholders.

FPA Crescent Fund

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

IMPORTANT REMINDER:

Effective as of the close of business on November 4, 2011, UMB Fund Services, Inc. (UMBFS) officially replaced Boston Financial Data Services as the transfer agent for the FPA Funds. While many of the services UMBFS provides take place behind the scenes, we believe that changing providers will result in lower overall costs to the Funds while providing greater reporting and online capabilities. We hope that this change further enhances your experience with the FPA Funds. Please refer to the back cover of this report for the new contact information.

September 30, 2011

LETTER TO SHAREHOLDERS

Dear Shareholders:

Overview

An unresolved European sovereign and financial dilemma, in concert with a U.S. economy that's been a disappointment compared to the once-rosy projections of most economists, caused global markets to retreat in the third quarter. Crescent declined as well, but it fell 30% less than the U.S. market for the quarter and 40% less in the year-to-date period.1

The U.S. markets actually fared quite favorably — and Crescent more favorably still — when viewed in context of the global financial upheaval. A sampling of the market declines on global bourses is in the table below.

	Q3	YTD thru 9/30/2011
FPA Crescent	-9.7%	-5.3%
S&P 500 (U.S. large cap)	-13.9%	-8.7%
Russell 2000 (U.S. small-cap)	-21.9%	-17.0%
Euro Stoxx 50 (Europe)	-23.0%	-18.8%
S&P Asia 50 (ex-Japan)	-18.4%	-17.8%
Nikkei (Japan)	-10.6%	-15.5%
CSI 300 (China)	-15.2%	-17.5%

As long-term investors, there was no way to avoid what we feel will prove temporary "negative" marks in our portfolio. Crescent's few winners in the quarter failed to offset the losers in our portfolio. However, our long equity book performed more than a few points better than the market.1 The top contributors and detractors from our quarterly performance are as follows:

Quarterly Winners	Quarterly Losers
Kao	Occidental Petroleum
Sanofi	Ensco
Trinity	Aon

Economy

The macroeconomic outlook is worrisome. As mentioned in previous letters, we have been less than convinced of the strength and legitimacy of the 2009-10 recovery. In the third quarter, our concerns became consensus. Despite our inherent discomfort in sharing a more accepted view, the macroeconomic picture continues to cause us concern. We see potential headwinds in the over leveraged position of Western governments and the apparent excess development/potential real estate bubble in China. In the United States, it's more than a little worrisome that, despite flooding the financial system with money, the government hasn't gotten the traction it expected (or at least hoped for). Instead, the money clots bank balance sheets as idled reserves, with lenders not willing to lend to borrowers who don't want to (or can't) borrow. The Federal Reserve started by blowing on a string, but then moved the string into a wind tunnel — to no avail. The Fed's moves merely created inflation tinder that has yet to be ignited. In the interim, with global economies slowing, deflationary pressures continue to mount, and that pressure would get worse if the Chinese economic luster were to tarnish.

Copyright Kipper Williams/Guardian
News & Media.

1 We use the S&P 500 as a proxy for the U.S. market.

Cleavon Little as Sheriff Bart in Blazing Saddles.

We feel the need to reverse what we've said in the past. Policy makers do consider the long-term, they just view the future as a place where today's decisions have no impact, problems don't exist, and where all the raindrops are lemon drops and gum drops. That's not what we see. We feel like we're living in the fictional town of Rock Ridge in Blazing Saddles. À la Sheriff Bart, we see a gun pointed at our head, and the scary thing is that we're the ones holding the loaded weapon. Sheriff Bart escaped the dimwitted and hostile townspeople by taking himself hostage at gunpoint — I'm not sure that we will be similarly fortunate.

Our year-end letter will offer more detailed thoughts.

Investments

Though macroeconomic concerns inform our analytical assumptions, we remain committed to purchasing well-understood businesses and assets at attractive prices when they become available. Volatility is our friend, as we like to say, and we've had plenty of it. The VIX index, a measure of the S&P 500's projected volatility, traded upwards of 3x higher than its April low.2 Viewed another way, in the first and second quarters, the difference between the S&P 500's daily high and low prices was 3.6% and 3.8%, respectively. In the third quarter, that difference exploded to 11.4%, and that was predicated on the price movement on consecutive days. The S&P 500 declined 6.7% on August 8, rebounded 4.7% the following day, then declined 4.4% on August 10, only to increase 4.3% on August 11 — not a ride for the less resolute.

With stocks declining as they did, we took the opportunity to increase our exposure. Crescent ended September 30 with a net equity exposure of 62.8%, an increase of 6.1% since June 30. Some additional buying at the beginning of October, combined with some stock price appreciation, pushed Crescent's net exposure to 66.0%3 — close to the Fund's all-time high. However, we do not believe that the shift has increased our risk exposure higher than our historic average. Compared to the past, the businesses we currently own are of a higher quality, with larger market caps, more robust balance sheets, stronger competitive positions, and lower-than-average valuations. In addition, Crescent's risk is reduced by its lower than average high yield bond exposure — 41% less than average.4,5 Given recent investment opportunities, portfolio liquidity has declined to less than 21%, consistent with the equation we discussed in our June 30, 2011 commentary, Portfolio = Investment Opportunity + Cash %.6

Maybe the fact that economist Nouriel Roubini, celebrated for calling both the most recent recession and the collapse of the U.S. housing market that precipitated it, has placed his econometrics firm up for sale is a short-term bullish signal (we've got to hang our hats on something).

In the quarter, we were able to make new investments in two leading retailers. The companies have what we believe to be practically bulletproof balance sheets, attractive operating economics, competitively important real estate holdings, muted risk of internet-based business disruption, and a commitment to improving return on

2 The 2011 VIX low was 14.62 on April 28. The 2011 VIX high was 48.00 on August 8.

3 As of October 17, 2011.

4 Since we started tracking the data in March 31, 1996, Crescent's average corporate bond exposure has been is 15.1%.

5 Crescent's projected price/earnings ratio for the current year is 11.0x, and its price/book ratio is 1.3x compared to the averages since June 30, 1997 of 13.9x and 1.7x, respectively.

6 As of October 17, 2011, liquidity stood at ~21.0%, versus 25.8% at June 30, 2011.

invested capital (ROIC) and to returning capital to shareholders. Both companies were purchased at less than 10x our estimate of normal owner earnings.

Tesco

Tesco PLC is the third-largest retailer in the world, behind Wal-Mart and Carrefour. It earns approximately two-thirds of its profit from the United Kingdom, where it has ~30% share of the grocery market. The other third of its earnings come from countries in Asia and Central Europe. The company holds a particularly strong #2 market position in South Korea, Thailand, and Hungary. Tesco appears to be at an inflection point in several countries where it has captured enough scale to drive high returns on newly invested capital. Tesco has long been considered a strong operator of a leading franchise in the United Kingdom, but international operations have lagged. The company recently committed to improving ROIC, with management putting its money where its mouth is (bonuses are now based on achieving ROIC targets). We purchased Tesco at a low ~10x 2012E core EPS (excluding amortization of intangibles and losses in the United States and Japan). As an additional margin of safety to our investment, Tesco owns the real estate underlying 75% of its stores — ownership that arguably provides some measure of asset backing.

Lowes

Lowes is the second-largest home improvement retailer in the United States. The company operates in a duopoly-like market with Home Depot. We believe Lowes is operating somewhere near the bottom of a significant industry downturn (home improvement spending is at the lowest % of GDP in 70 years). We bought Lowes at roughly 10x current (depressed) owner earnings. We expect earnings to improve materially when the U.S. economy improves. In the meantime, Lowes is aggressively repurchasing stock (10% of the company per year, based on our purchase price).

Closing

We expect continued volatility in the months to come, and we'll take advantage of the opportunities along the way. Our task is always a challenge, and certainly humbling, but we see the utility of our flexible strategy, and with hard work, level heads, and patience, we strive to continue to offer in the future what we've provided in the past.

Respectfully submitted,

Steven Romick
President
October 18, 2011

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

September 30, 2011

Portfolio Characteristics

	FPA Crescent		S&P 500	Barclays Capital Gov't/Credit
Stocks
Price/Earnings TTM	12.9	x	12.9
Price/Earnings 2011 est.	11.0	x	11
Price/Book	1.3	x	1.9
Dividend Yield	2.3%		2.4%
Average Weighted Market Cap (billion)	$57.4		$87.4
Median Market Cap (billion)	$21.8		$9.9
Bonds
Duration (years)	0.9			6.0
Maturity (years)	0.9			8.3
Yield-to-Worst	2.6%			2.1%
Yield-to-Worst (corporate only)	9.2%

Portfolio Analysis

10 Largest Holdings

Aon	4.3%
CVS Caremark	3.9%
Wal-Mart Stores	3.7%
Microsoft	3.0%
Covidien	2.9%
Ensco plc	2.6%
Anheuser-Busch*	2.3%
Stanwich*	2.3%
Occidental	2.2%
Omnicare	2.1%
Total	29.3%

* Various issues

Excludes U.S. Gov't Securities

Portfolio Composition

Asset Class
Common Stocks, Long	64.6%
Common Stocks, Short	-2.7%
Other	0.7%
Corporate Fixed Income	6.0%
Mortgage Backed	2.5%
US Govt Bonds and Agencies	6.9%
Liquidity**	23.5%
Geographic
U.S.	55.1%
Europe	18.6%
Other	4.3%

** Liquidity defined as cash and high quality, liquid, limited term securities - net of shorts and collateral

Performance Statistics

	FPA Crescent	S&P 500	60% R2500/ 40% BCGC
Statistics
Gain in Up Months - Cumulative	366.0%	464.7%	367.7%
Upside Participation		78.8%	99.5%
Loss in Down Months - Cumulative	-174.1%	-314.9%	-210.2%
Downside Participation		55.3%	82.8%
Up Month - Average	2.6%	3.3%	2.6%
Down Month - Average	-2.2%	-3.9%	-2.7%
Delta between Up/Down months	4.8%	7.2%	5.3%
Worst Month	-13.9%	-16.8%	-13.9%
Best Month	12.6%	9.8%	9.3%
Standard Deviation	10.67%	15.39%	11.25%
Sharpe Ratio (using 5% risk-free rate)	0.50	0.14	0.29
Performance
Quarter	-9.7%	-13.9%	-11.4%
Calendar YTD	-5.3%	-8.7%	-6.2%
1 Year - Trailing	0.8%	1.1%	1.2%
3 Years - Trailing	4.6%	1.2%	5.6%
5 Years - Trailing	3.9%	-1.2%	3.4%
10 Years - Trailing	9.1%	2.8%	7.1%
15 Years - Trailing	9.1%	5.2%	7.5%
From Inception[a]	10.4%	7.2%	8.2%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

September 30, 2011

HISTORICAL PERFORMANCE

Calendar Year-End		FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
2010		12.0%	19.1%	26.7%	15.1%
2009		28.4%	22.5%	34.4%	26.5%
2008		-20.6%	-21.4%	-36.8%	-37.0%
2007		6.8%	3.9%	1.4%	5.5%
2006		12.4%	11.2%	16.2%	15.8%
2005		10.8%	6.0%	8.1%	4.9%
2004		10.2%	12.7%	18.3%	10.9%
2003		26.2%	28.1%	45.5%	28.7%
2002		3.7%	-6.6%	-17.8%	-22.1%
2001		36.1%	4.8%	1.2%	-11.9%
2000		3.6%	7.9%	4.3%	-9.1%
1999		-6.3%	13.3%	24.2%	21.0%
1998		2.8%	4.9%	0.4%	28.6%
1997		22.0%	18.5%	24.4%	33.4%
1996		22.9%	12.6%	19.0%	23.0%
1995		26.0%	26.7%	31.7%	37.6%
1994		4.3%	-2.0%	-1.1%	1.3%
1993	[a]	9.6%	8.2%	10.1%	4.4%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. We employ a strategy of selectively investing across a company's capital structure (i.e., a combination of equity and debt securities) that we believe have the potential to increase in market value, in order to achieve rates of return with less risk than the broad U.S. equity indices.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,a 8% better than the equity indexes. FPA Crescent has, on average from inception, captured 72% of the upside monthly performance but just 51% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility as measured by its Standard Deviation from inception.a On average, the Fund's Standard Deviation is 37% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only two years of negative performance since inception,a the worst a loss of 21%. FPA Crescent's maximum drawdown is 37% better than its benchmarks.

	Crescent	60% R2500/40% BCGC	R2500	S&P 500
Number loss years since inception[a]	2	3	3	4
Maximum Drawdown[b]	-29%	-33%	-53%	-51%

Performance

FPA Crescent has beaten the stock indexes for the inception-to-date time period.a

Conclusion

FPA Crescent has met its objective since inception, having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.a

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized. The annualized performance of the Russell 2500 and Barclays Capital Government/Credit Indexes begins 6/1/93.

b Maximum Drawdown is the largest percentage peak to trough decline in value that has occurred since inception.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Distributed by FPA Fund Distributors, Inc., a subsidiary of First Pacific Advisors, LLC.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclays Capital Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Barclays Capital Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MAJOR PORTFOLIO CHANGES

For the Six Months Ended September 30, 2011

Shares or Principal Amount
NET PURCHASES
Common Stocks
Anheuser-Busch InBev SA/NV — ADR	850,000 shs.
Aon Corporation	2,160,000 shs.
Canadian Natural Resources Limited (1)	3,200,000 shs.
Cisco Systems, Inc.	3,930,000 shs.
CIT Group Inc.	1,864,697 shs.
CVS Caremark Corporation	1,178,000 shs.
Lowe's Companies, Inc. (1)	4,745,000 shs.
Microsoft Corporation	2,520,000 shs.
Omnicare, Inc.	1,230,000 shs.
Owens-Illinois, Inc.	2,384,288 shs.
Tesco plc (1)	20,660,000 shs.
Thermo Fisher Scientific Inc.	1,068,000 shs.
The Travelers Companies, Inc.	855,000 shs.
Wal-Mart Stores, Inc.	1,275,000 shs.
WPP plc (1)	7,765,000 shs.
Non-Convertible Bonds & Debentures
Stanwich Mortgage Trust Series — 2011-1A (1)	$98,164,596
Stanwich Mortgage Trust Series — 2011-2A (1)	$63,679,473
NET SALES
Common Stocks
Abbott Laboratories (2)	1,277,000 shs.
Arkema S.A. (2)	806,000 shs.
Cookson Group plc (2)	3,582,030 shs.
Total S.A. (ADR) (2)	1,200,000 shs.
Non-Convertible Bonds & Debentures
Springleaf Financial Services — 5.625% 2011 (2)	$26,430,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2011

COMMON STOCKS — LONG	Shares	Value
RETAILING — 14.4%
CVS Caremark Corporation	7,470,000	$250,842,600
eBay Inc.*	690,000	20,348,100
Kao Corporation	2,130,000	59,815,415
Lowe's Companies, Inc.	4,745,000	91,768,300
PetSmart, Inc.	2,200,000	93,830,000
Tesco plc	20,660,000	121,734,918
Walgreen Co.	1,595,000	52,459,550
Wal-Mart Stores, Inc.	4,675,000	242,632,500
		$933,431,383
HEALTH CARE — 11.2%
Covidien plc	4,315,000	$190,291,500
Johnson & Johnson	1,355,000	86,327,050
Omnicare, Inc.	5,330,000	135,541,900
Pfizer Inc.	5,500,000	97,240,000
Roche Holding AG — Genusschein	295,000	47,838,705
Thermo Fisher Scientific Inc.*	1,588,000	80,416,320
WellPoint, Inc.	1,355,000	88,454,400
		$726,109,875
ENERGY — 9.1%
Apache Corporation	785,000	$62,988,400
Canadian Natural Resources Limited	3,200,000	93,664,000
Ensco plc (ADR)†	4,200,000	169,806,000
Groupe Bruxelles Lambert S.A. (ADR)	963,084	68,290,456
Occidental Petroleum Corporation	1,970,000	140,855,000
Rowan Companies, Inc.	884,000	26,687,960
Transocean Ltd.*	552,000	26,352,480
		$588,644,296
FINANCIAL SERVICES — 7.5%
Aon Corporation	6,690,000	$280,846,200
CIT Group Inc.*	2,605,000	79,113,850
Transatlantic Holdings Inc.	1,170,000	56,768,400
The Travelers Companies, Inc.	1,500,000	73,095,000
		$489,823,450

PORTFOLIO OF INVESTMENTS

September 30, 2011

COMMON STOCKS — LONG — Continued	Shares	Value
TECHNOLOGY — 6.4%
Cisco Systems, Inc.	7,370,000	$114,161,300
Hewlett-Packard Company	2,823,400	63,385,330
Microsoft Corporation	7,770,000	193,395,300
Western Digital Corporation*	1,780,000	45,781,600
		$416,723,530
CONSUMER NON-DURABLE GOODS — 4.7%
Anheuser-Busch InBev SA/NV (ADR)	2,730,000	$144,635,400
Anheuser-Busch InBev SA/NV	90,000	4,792,923
Kraft Foods Inc. (Class A)	1,379,000	46,306,820
Unilever N.V. — NY shares	334,632	10,537,562
Unilever N.V.	3,094,147	98,411,202
WestPoint International, Inc.*,**,††	167,161	1,114,964
WestPoint International, Inc. — rights*,**,††	149,230	—
		$305,798,871
INDUSTRIAL PRODUCTS — 2.8%
AGCO Corporation*	675,000	$23,334,750
Henkel AG & Co. KGaA	920,000	40,525,816
Owens-Illinois, Inc.*	4,080,000	61,689,600
Thales S.A.	1,840,000	58,017,224
		$183,567,390
TELECOMMUNICATIONS — 1.9%
Vodafone Group plc (ADR)	4,915,000	$126,069,750
ADVERTISING — 1.1%
WPP plc	7,765,000	$72,745,626
REAL ESTATE — 1.1%
Countrywide Holdings, Ltd. — A*,**	3,171,611	$13,842,813
Countrywide Holdings, Ltd. — B*,**	3,171,611	—
Genting Malaysia Berhad	53,093,300	58,110,617
		$71,953,430
AUTOMOTIVE — 0.3%
Group 1 Automotive, Inc.	502,200	$17,853,210
OTHER COMMON STOCKS — 4.0%		$264,146,176
TOTAL COMMON STOCKS (Cost $4,283,531,393) — 64.5%		$4,196,866,987

PORTFOLIO OF INVESTMENTS

September 30, 2011

	Principal Amount	Value
LIMITED PARTNERSHIP — 0.7% (Cost $47,550,987)
Endeavour Financial Restoration Fund, L.P.*,**,††	$32,000,000	$27,880,064
U.S. Farming Realty Trust, L.P.*,**,††	15,550,987	15,357,471
		$43,237,535
CURRENCY FORWARDS — (0.1%)
Yen @ ¥79.76 — 10/14/11*		$(682,663)
British Pounds @ £1.63628 — 10/14/11*		1,937,000
Euro @ €1.42165 — 11/10/11*		3,310,000
Yen @ ¥76.336 — 12/21/11*		499,047
Yen @ ¥76.3125 — 12/21/11*		192,292
Euro @ €1.2957 — 01/17/12*		(648,000)
		$4,607,676
BONDS & DEBENTURES CONVERTIBLE BONDS & DEBENTURES ENERGY — 0.2%
Transocean Ltd. — 1.5% 2037	$9,888,000	$9,850,920
FINANCIAL SERVICES — 0.1%
iStar Financial Inc. — 0.74575% 2012 (Floating)	$8,911,000	$7,841,680
HEALTH CARE — 0.1%
Omnicare Inc. — 3.75% 2025	$6,959,000	$7,733,189
ADVERTISING — 0.1%
The Interpublic Group of Companies, Inc. — 4.25% 2023	$7,584,000	$7,640,880
AUTOMOTIVE — 0.1%
Group 1 Automotive, Inc. — 2.25% 2036	$7,000,000	$6,763,750
TOTAL CONVERTIBLE BONDS & DEBENTURES — 0.6% (Cost $30,274,277)		$39,830,419

PORTFOLIO OF INVESTMENTS

September 30, 2011

NON-CONVERTIBLE BONDS & DEBENTURES	Principal Amount	Value
CORPORATE BONDS & DEBENTURES FINANCIAL SERVICES — 4.1%
American Capital, Ltd. — 7.96% 2013	$46,724,000	$46,410,482
CIT Group Inc.
—7% 2014	2,366,997	2,415,449
—7% 2015	12,900,711	12,678,948
—7% 2016	21,501,189	20,917,862
—7% 2017	30,101,668	29,287,117
Ford Credit Europe (Series F) — 7.125% 2012	€14,800,000	19,986,364
International Lease Finance Corporation
—4.75% 2012	$5,817,000	5,773,547
—5.3% 2012	7,675,000	7,598,710
—5.35% 2012	14,816,000	14,686,953
—5.4% 2012	1,628,000	1,615,855
—5.65% 2014	5,515,000	5,090,014
—5.875% 2013	6,976,000	6,768,045
—6.625% 2013	1,612,000	1,564,011
—6.75% 2015 (Floating)**	2,826,615	2,817,090
—7% 2016 (Floating)**	2,073,385	2,068,450
iStar Financial Inc.
—5.7% 2014	20,649,000	16,932,180
—6.05% 2015	6,912,000	5,513,979
—5.875% 2016	18,785,000	14,892,560
—5.85% 2017	4,950,000	3,960,000
Springleaf Financial Services
—4.875% 2012	8,141,000	7,548,172
—5.375% 2012	18,011,000	16,481,506
—5.85% 2013	3,486,000	3,014,623
—5.9% 2012	357,000	330,325
—6.5% 2017	6,000,000	4,442,040
—6.9% 2017	15,366,000	10,991,761
		$263,786,043
REAL ESTATE — 2.6%
Countrywide Holdings, Ltd. — 10% 2018 Reg S**	$256,767	$376,233
Countrywide Holdings, Ltd. — 10% 2018**	8,348,952	12,233,469
MOB Participation — 9.75% 2014**,††	11,800,435	11,800,435

PORTFOLIO OF INVESTMENTS

September 30, 2011

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Value
Stanwich Mortgage Loan Trust Series
2009-2 — 3.72% 2049**	$13,888,118	$6,177,435
2010-1 — 2.99% 2047**	12,143,459	6,142,162
2010-2 — 4.17% 2057**	50,446,972	25,329,424
2010-3 — 4.33% 2038**	25,140,659	12,560,273
2010-4 — 10.30% 2049**	44,867,598	20,966,629
2011-1A — 5.26% 2039**,††	84,709,787	44,678,398
2011-2A — 3.94% 2050**,††	57,370,134	30,704,725
		$170,969,183
INDUSTRIAL PRODUCTS — 0.3%
KION Group
—2.4709% 2014 Term Loan B (Floating)**	$12,576,954	$8,992,271
—2.7209% 2015 Term Loan C (Floating)**	12,576,242	9,062,063
		$18,054,334
AUTOMOTIVE — 0.3%
Penske Automotive Group — 7.75% 2016	$16,390,000	$16,390,000
MULTI-INDUSTRY — 0.2%
Leucadia National Corporation — 7.125% 2017	$15,967,000	$16,213,690
UTILITIES — 0.2%
RRI Energy, Inc. — 7.625% 2014	$15,230,000	$15,123,085
RETAILING — 0.1%
Sears Roebuck Acceptance Corp. — 6.7% 2012	$6,748,000	$6,789,770
BUSINESS SERVICES — 0.1%
First Data Corporation — 2.9846% 2014 (Floating)**	$4,372,879	$3,880,362
TOTAL CORPORATE BONDS & DEBENTURES — 7.9%		$511,206,467
U.S. GOVERNMENT & AGENCIES — 24.2%
Federal Home Loan Mortgage Corporation — 5% 2018	$861,359	$865,889
Federal National Mortgage Association
—0.28% 2012 (Floating)	35,570,000	35,574,268
—7.5% 2028	46,294	53,361

PORTFOLIO OF INVESTMENTS

September 30, 2011

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Value
U.S. Treasury Notes
—0.75% 2011	$89,800,000	$89,897,882
—0.75% 2012†	50,000,000	50,199,000
—0.875% 2012†	270,000,000	270,718,200
—0.875% 2012	522,000,000	523,670,400
—1% 2011	80,000,000	80,059,200
—1% 2012†	215,000,000	215,948,150
—1% 2012†	145,000,000	145,736,600
—1.125% 2012	160,000,000	160,488,000
TOTAL U.S. GOVERNMENT & AGENCIES		$1,573,210,950
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES —32.1% (Cost $1,990,480,582)		$2,084,417,417
TOTAL INVESTMENT SECURITIES — 98.0% (Cost $6,351,837,239)		$6,368,960,034
SHORT-TERM INVESTMENTS — 2.7%
Short-term Corporate Notes:
Chevron Funding Corporation — 0.04% 10/03/11	$49,000,000	$48,999,891
Chevron Funding Corporation — 0.06% 10/06/11	65,000,000	64,999,458
Exxon Mobil Corporation — 0.05% 10/13/11	50,000,000	49,999,167
State Street Bank Repurchase Agreement — 0.01% 10/03/11 (Collateralized by $15,170,000 Principal Amount U.S. Treasury Notes — 1.375% 2018)	14,776,000	14,776,000
TOTAL SHORT-TERM INVESTMENTS (Cost $178,774,516)		$178,774,516
TOTAL INVESTMENTS — 100.7% (Cost $6,530,611,755)		$6,547,734,550

PORTFOLIO OF INVESTMENTS

September 30, 2011

SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS SOLD SHORT
American Greetings Corporation (Class A)	(417,000)	$(7,714,500)
Avalonbay Communities, Inc.	(100,400)	(11,450,620)
Banco Bilbao Vizcaya Argentaria, S.A. (ADR)	(200,657)	(1,631,341)
Banco Popular Espanol, S.A.	(283,772)	(1,322,207)
Douglas Emmett	(415,400)	(7,103,340)
Essex Propertry Trust, Inc.	(87,900)	(10,551,516)
Express Scripts, Inc.	(233,600)	(8,659,552)
Federal Realty Investment Trust	(106,800)	(8,801,388)
HollyFrontier Corporation	(226,116)	(5,928,762)
HCP, Inc.	(225,600)	(7,909,536)
Henkel AG & Co. KGaA vorzug preference	(324,941)	(17,359,031)
Hospitality Properties Trust	(182,300)	(3,870,229)
Intuitive Surgical, Inc.*	(9,900)	(3,606,372)
Jarden Corporation	(102,900)	(2,907,954)
Medco Health Solutions, Inc.	(186,200)	(8,730,918)
PharMerica Corporation*	(316,600)	(4,517,882)
Pool Corporation	(143,000)	(3,743,740)
Tesoro Corporation	(325,000)	(6,327,750)
Texas Roadhouse, Inc. (Class A)	(297,000)	(3,926,340)
Ventas Inc.	(61,800)	(3,052,920)
Verizon Communications Inc.	(1,042,100)	(38,349,280)
TOTAL COMMON STOCKS SOLD SHORT		$(167,465,178)
OTHER SECURITIES SOLD SHORT		$(6,830,021)
TOTAL SECURITIES SOLD SHORT (2.7)% (Proceeds $161,994,645)		$(174,295,199)
Other assets less liabilities, net — 2.0%		$129,010,832
TOTAL NET ASSETS — 100.0%		$6,502,450,183

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 3.9% of total net assets at September 30, 2011.

†  Security segregated as collateral for common stocks sold short.

††  These securities have been valued by Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 2.0% of total net assets at September 30, 2011.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2011

ASSETS
Investments at value:
Investment securities — at market value (identified cost $6,351,837,239)	$6,368,960,034
Short-term investments — at amortized cost (maturities 60 days or less)	178,744,516	$6,547,734,550
Cash		941
Deposits for securities sold short		109,530,000
Receivable for:
Investment securities sold	$73,867,993
Capital stock sold	12,370,670
Dividends and accrued interest	11,726,047	97,964,710
		$6,755,230,201
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $161,994,645)	$174,295,199
Investment securities purchased	65,318,419
Advisory fees and financial services	6,085,525
Capital stock repurchased	4,790,577
Accrued expenses	1,295,615
Dividends on securities sold short	532,450
Deferred revenue	232,750
Other liabilities	229,483	252,780,018
NET ASSETS		$6,502,450,183
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 258,453,322 outstanding shares		$6,380,862,857
Undistributed net realized gain on investments		108,489,051
Undistributed net investment income		8,276,034
Unrealized appreciation of investments		4,822,241
NET ASSETS		$6,502,450,183
NET ASSET VALUE
Offering and redemption price per share		$25.16

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2011

INVESTMENT INCOME
Dividends		$41,984,509
Interest		31,130,179
		$73,114,688
EXPENSES:
Advisory fees	$32,697,229
Financial services	3,269,723
Short sale dividend and interest expense	3,171,050
Transfer agent fees and expenses	1,702,627
Custodian fees and expenses	194,606
Reports to shareholders	143,724
Registration fees	69,535
Trustees' fees and expenses	53,029
Audit and tax services	20,148
Legal fees	18,799
Other expenses	398,800	41,739,270
Net investment income		$31,375,418
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Net realized gain on sale of investment securities	$118,471,249
Net realized loss on expiration of foreign currency contracts	(7,476,770)
Net realized loss on sale of investment securities sold short	(401,820)
Net realized gain on investments		$110,592,659
Change in unrealized appreciation of investments:
Investment securities	$(826,208,905)
Investment securities sold short	26,727,779
Foreign currency contracts	7,503,653
Change in unrealized appreciation of investments		(791,977,473)
Net realized and unrealized loss on investments		$(681,384,814)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(650,009,396)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2011		Year Ended March 31, 2011
CHANGES IN NET ASSETS
Operations:
Net investment income	$31,375,418		$37,967,540
Net realized gain on investments	110,592,659		106,247,345
Change in unrealized appreciation of investments	(791,977,473)		415,340,527
Change in net assets resulting from operations		$(650,009,396)		$559,555,412
Distributions to shareholders from:
Net investment income	$(50,157,332)		$(49,746,263)
Net realized capital gains	(9,553,777)	(59,711,109)	(103,884,264)	(153,630,527)
Capital Stock transactions:
Proceeds from Capital Stock sold	$1,724,477,925		$2,876,927,048
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	48,855,285		127,104,312
Cost of Capital Stock repurchased*	(593,928,882)	1,179,404,328	(668,900,469)	2,335,130,891
Total change in net assets		$469,683,823		$2,741,055,776
NET ASSETS
Beginning of year		6,032,766,360		3,291,710,584
End of year		$6,502,450,183		$6,032,766,360
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		62,996,037		109,248,155
Shares issued to shareholders upon reinvestment of dividends and distributions		1,744,832		4,962,511
Shares of Capital Stock repurchased		(21,934,534)		(25,757,291)
Change in Capital Stock outstanding		42,806,335		88,453,375

*  Net of redemption fees of $587,613 and $698,167 for the periods ended September 30, 2011 and March 31, 2011, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Six Months Ended September 30,	Year Ended March 31,
	2011	2011	2010	2009	2008	2007
Per share operating performance:
Net asset value at beginning of year	$27.98	$25.88	$19.11	$24.99	$26.98	$26.47
Income from investment operations:
Net investment income	$0.12	$0.31	$0.31	$0.35	$0.59	$0.72
Net realized and unrealized gain (loss) on investment securities	(2.69)	2.75	6.77	(5.63)	0.33	1.66
Total from investment operations	$(2.57)	$3.06	$7.08	$(5.28)	$0.92	$2.38
Less distributions:
Dividends from net investment income	$(0.21)	$(0.32)	$(0.31)	$(0.37)	$(0.75)	$(0.53)
Distributions from net realized capital gains	(0.04)	(0.64)	—	(0.23)	(2.16)	(1.34)
Total distributions	$(0.25)	$(0.96)	$(0.31)	$(0.60)	$(2.91)	$(1.87)
Redemption fees	— *	— *	— *	— *	— *	— *
Net asset value at end of year	$25.16	$27.98	$25.88	$19.11	$24.99	$26.98
Total investment return**	(9.28)%	12.22%	37.22%	(21.57)%	3.30%	9.26%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$6,502,450	$6,032,766	$3,291,711	$1,263,061	$1,246,165	$1,407,249
Ratio of expenses to average net assets	1.26%†‡	1.28%‡	1.34%‡	1.50%‡	1.34%‡	1.35%‡
Ratio of net investment income to average net assets	0.95%†	0.87%	1.32%	1.65%	2.06%	2.68%
Portfolio turnover rate	40%†	20%	32%	32%	29%	29%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the six months ended September 30, 2011 is not annualized.

†  Annualized

‡  For the periods ended September 30, 2011, March 31, 2011, March 31, 2010, March 31, 2009, March 31, 2008, and March 31, 2007, the expense ratio includes short sale dividend expense equal to 0.05%, 0.12%, 0.17%, 0.27%, 0.12%, and 0.10% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

NOTE 1 — Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At September 30, 2011, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 9.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic

NOTES TO FINANCIAL STATEMENTS

Continued

conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $3,029,953,380 for the period ended September 30, 2011. The proceeds and cost of securities sold resulting in net realized gains of $110,592,659 aggregated $1,712,010,530 and $1,601,417,871, respectively, for the period ended September 30, 2011. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities (excluding securities sold short) held at September 30, 2011, for federal income tax purposes was $6,355,367,314. Gross unrealized appreciation and depreciation for all investment securities at September 30, 2011, for federal income tax purposes was $339,558,963 and $325,966,243, respectively resulting in net unrealized appreciation of $13,592,720. As of and during the period ended September 30, 2011, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2008 or by state tax authorities for years ended on or before March 31, 2007.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

For the period ended September 30, 2011, the Fund paid aggregate fees of $52,000 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended September 30, 2011, the Fund collected $587,613 in redemption fees, which amounts to less than $0.01 per share.

NOTE 8 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 9 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and

NOTES TO FINANCIAL STATEMENTS

Continued

collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2011:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks – Long	$4,181,909,210	—	$14,957,777	$4,196,866,987
Limited Partnerships	—	—	43,237,535	43,237,535
Convertible Bonds	—	$39,830,419	—	39,830,419
Non-Convertible Corporate Bonds	—	340,237,284	170,969,183	511,206,467
U.S. Government & Agencies	1,572,291,700	919,250	—	1,573,210,950
Short-Term Investments	—	178,774,516	—	178,774,516
	$5,754,200,910	$559,761,469	$229,164,495	$6,543,126,874
Currency Forwards	$—	$4,607,676	$—	$4,607,676
Securities Sold Short
Common Stocks Sold Short	$(167,465,178)	—	—	$(167,465,178)
Other Securities Sold Short	—	$(6,830,021)	—	(6,830,021)
	$(167,465,178)	$(6,830,021)	—	$(174,295,199)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended September 30, 2011:

Investments	Beginning Value at March 31, 2011	Net Realized and Unrealized Gains (Losses)*	Net Purchases (Sales)	Net Transfers In (Out)**	Ending Value at September 30, 2011
Common Stocks – Long	$14,514,177	$187,120	$256,480	$—	$14,957,777
Limited Partnerships	42,040,963	(5,840,650)	7,037,222	—	43,237,535
Non-Convertible Bonds & Debentures:	111,805,459	(33,886,423)	93,050,147	—	170,969,183
	$168,360,549	$(39,539,953)	$100,343,849	$—	$229,164,495

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

**  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Level 1 and Level 2 during the period ended September 30, 2011.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 2, 2011, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2012, on the recommendation of the Independent Trustees who met in executive session on August 2, 2011 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio manager, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Independent Trustees especially noted the experience, length of service and the outstanding reputation of the Fund's President, Chief Investment Officer and portfolio manager, Steven Romick, who has managed the Fund since its inception in 1993. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. The Trustees also received information from an independent consultant, Lipper, a Thomson Reuters Company ("Lipper"), regarding the Fund's performance relative to a peer group of flexible portfolio funds selected by Lipper (the "Peer Group"). The Independent Trustees were reminded by the Adviser that the Fund's investment strategy is significantly different from other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management skill on the part of the Adviser. The Adviser also maintained (as a report previously prepared for the Board by an independent consultant had concluded) that no other Lipper category adequately represents the breadth and style of investing performed by the Fund's portfolio manager on behalf of the Fund. The Board and the Independent Trustees noted that the Fund's outstanding long-term investment performance and low volatility of returns when compared to the peer Group and concluded that the Fund's investment performance has been strong. The Trustees concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees were provided information by the Adviser for consideration in connection with the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund, including the Financial Services Agreement.

The Board and the Independent Trustees reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Trustees noted that the Fund's current management fee rate ranked towards the high end, and its total expense ratio ranked towards the middle of the corresponding ranges for the Peer Group, including others with assets in excess of $1 billion. They further acknowledged that the Fund's broader investment strategy makes comparisons to the fees and expenses of the funds in the Peer Group less relevant and noted that the overall expense ratio of the Fund is within the range of the overall equity and hybrid fund universe. Specifically with respect to the advisory fee charged by the Adviser to the Fund, the Trustees noted that many equity and hybrid funds have advisory fees that are the same or higher. The Independent Trustees also noted that many funds in the universe charge fees for outside administration and similar services in addition to the advisory fee; however, the Adviser pays for the majority of these costs for the Fund. In addition, the Trustees noted that the fee rate charged to the Fund is the same fee rate charged by the Adviser on the other

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Continued

products managed in a similar style by the portfolio manager.

The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's assets, broader investment strategy and any economies of scale that may exist. While the Fund has experienced increases in its net assets in recent years, the Trustees noted the Adviser's claims that its internal costs of providing investment management services to the Fund have also increased significantly in recent years as a result of various factors, including the ongoing and growing complexity of the Fund's investments as well as various new or increased administrative expenses resulting from the enactment of recent legislative and regulatory requirements, such as the continued employment of a full-time Chief Compliance Officer and his assistant. According to the Adviser, it has also made significant investments with respect to attracting, providing opportunities for and retaining new analysts and other investment personnel who assist with the management of the Fund and new administrative personnel and systems that enhance the quality of services provided to the Fund.

The Independent Trustees expressed concern that the fee rate does not have any breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth (or not) in the Fund's assets, all of which could negatively impact the Adviser. The Board and the Independent Trustees acknowledged that there is no uniform industry methodology to measure or apply economies of scale. However, it was the sense of the Board and the Independent Trustees that the Fund is benefitting benefited from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in its service infrastructure generally, and, in light of these investments, the addition of breakpoints to the Fund's advisory fee structure were not warranted at current asset levels.

Conclusions. The Board and the Independent Trustees determined the Fund continues to benefit from the services of a highly experienced portfolio manager and portfolio management team that has produced outstanding long-term returns with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Trustees concluded that the current fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser. In reaching their conclusions, the Independent Trustees also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Board and the Independent Trustees determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2012.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2011 (unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA Crescent Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2011	$1,000.00	$1,000.00
Ending Account Value September 30, 2011	$907.20	$1,018.60
Expenses Paid During Period*	$6.02	$6.40

*  Expenses are equal to the Fund's annualized expense ratio of 1.26%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2011 (183/365 days).

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (76)*	Trustee & Chairman† Years Served: 9	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (74)*	Trustee† Years Served: 2	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Alfred E. Osborne, Jr. – (66)*	Trustee† Years Served: 9	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Independent Directors Council, Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (68)*	Trustee† Years Served: 5	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	4	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (70)*	Trustee† Years Served: 1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	3	California Council on Economic Education

Steven Romick – (48)	Trustee,† President & Chief Investment Officer Years Served: 18	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	1	Arden Group, Inc.

Eric S. Ende – (67)	Vice President Years Served: 9	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (51)	Treasurer Years Served: 9	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (54)	Chief Compliance Officer Years Served: 9	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (56)	Secretary Years Served: 9	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (44)	Assistant Treasurer Years Served: 5	Vice President and Controller of the Adviser since 2005.

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St. Ste A
Milwaukee, WI, 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2011 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and trustees, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   November 23, 2011

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:   November 23, 2011